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                                                                   Exhibit 10.21

                               FOURTH AMENDMENT TO
                      AMENDED AND RESTATED CREDIT AGREEMENT

         FOURTH AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT (this "AMENDMENT"), dated as of December 1, 1998, by and among TLC Multimedia Inc., Learning Company Properties Inc., TEC Direct, Inc., Learning Services Inc., Skills Bank Corporation, Microsystems Software, Inc., Mindscape, Inc., Broderbund Software, Inc. and Parsons Technology, Inc. (collectively, the "BORROWERS"), Fleet National Bank, as agent (the "AGENT") and the Lenders whose signatures appear at the end of this Amendment.

                                W I T N E S E T H

         WHEREAS, the parties hereto are parties to that certain Amended and Restated Credit Agreement, dated as of May 6, 1998, as amended (the "CREDIT AGREEMENT"; terms used herein but not defined herein shall have the respective meanings assigned to such terms in the Credit Agreement);

         WHEREAS, the parties hereto wish to amend certain provisions of the Credit Agreement;

         NOW, THEREFORE, in consideration of the premises and the mutual promises and agreements set forth herein, the parties hereto agree as follows:

         1. Sub-section (a) of Section 5.12 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

                  "(a) The Borrowers shall provide to the Agent written notice of any acquisition of any foreign or domestic Subsidiaries of any of the Borrowers or the Parent. Such notice shall be given within ten (10) days of the closing of such acquisition, except for (i) any acquisition involving cash consideration equal to or in excess of Fifty Million Dollars ($50,000,000), or (ii) any acquisition involving consideration in the form of stock (to the extent permitted under the terms of the Loan Documents) with a value equal to or in excess of One Hundred Million Dollars ($100,000,000), or (iii) any acquisition involving consideration in the form of a combination of cash and stock (to the extent permitted under the terms of the Loan Documents) with a combined value equal to or in excess of One Hundred Million Dollars ($100,000,000); in which case such notice shall be given at least five
         (5) Business Days prior to the closing of such acquisition (or any other date on or prior to the closing of such acquisition agreed to in writing by the Agent, at its sole discretion, and the Borrowers) and shall be accompanied by PRO FORMA financial statements reasonably satisfactory to the Agent giving effect to such acquisition and the financial statements of such target entity as of the end of its most recent fiscal year for which such financial statements are available, including its balance sheets and statements of income."


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         2. Section 6.4 of the Credit Agreement is hereby amended by: (a)
deleting the figures "$15,000,000" and "$20,000,000" appearing in clauses (i) and (ii), respectively, of Section 6.4 and inserting in lieu thereof the figure "$50,000,000", and (b) deleting the figure "$12,500,000" appearing in clause
(iii) of Section 6.4 and inserting in lieu thereof the figure "$25,000,000".

         3. Sub-section (c) of Section 7.4 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

            "(c) No Default or Event of Default or violation of any covenant under this Agreement shall arise or be reasonably anticipated to arise as a result of such acquisition; and to the extent such acquisition is
         (i) an acquisition involving cash consideration equal to or in excess of Fifty Million Dollars ($50,000,000), or (ii) an acquisition involving consideration in the form of stock (to the extent permitted under the terms of the Loan Documents) with a value equal to or in excess of One Hundred Million Dollars ($100,000,000), or (iii) an acquisition involving consideration in the form of a combination of cash and stock (to the extent permitted under the terms of the Loan Documents) with a combined value equal to or in excess of One Hundred Million Dollars ($100,000,000), then the Borrowers shall confirm the fact that no Default or Event of Default or violation of any covenant under this Agreement shall arise or be reasonably anticipated to arise as a result of such acquisition by furnishing to the Agent at least five (5) Business Days prior to the closing of such acquisition (or any other date on or prior to the closing of such acquisition agreed to in writing by the Agent, at its sole discretion, and the Borrowers) PRO FORMA financial statements reasonably satisfactory to the Agent giving effect to such acquisition and the financial statements of such target entity as of the end of its most recent fiscal year for which such financial statements are available, including its balance sheets and statements of income; and"

         4. This Agreement shall become effective as of November 12, 1998.

         5. The Borrowers represent and warrant to the Lenders as follows:

            (a) The representations and warranties contained in Section IV of the Credit Agreement are true and correct in all material respects on and as of the date hereof (except to the extent that such representations and warranties expressly relate to an earlier date and except for any changes in Schedule 3 which have not had a material adverse effect on the conditions, assets, business operations or prospects of the Parent, the Borrowers and their Subsidiaries, taken as a whole);

            (b) After giving effect to the provisions hereof, no Default has occurred and is continuing;


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            (c) The resolutions referred to in Section 3.1(a)(ix) of the Credit
Agreement remain in full force and effect.

         6. Except as specifically amended by this Amendment, the Credit Agreement and all other Loan Documents are hereby ratified, confirmed and approved. The Credit Agreement, as supplemented and amended by this Amendment, shall be construed as one and the same instrument. This Amendment may be executed in any number of counterparts, each of which counterpart, when so executed, shall be deemed to be an original and such counterparts shall constitute one and the same instrument.

         7. This Amendment shall be governed by and construed in accordance with the internal laws of The Commonwealth of Massachusetts and the obligations, rights and remedies of the parties hereunder shall be determined in accordance with such laws.

                  [Remainder of page intentionally left blank.]


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                  IN WITNESS WHEREOF, the undersigned have duly executed this
Fourth Amendment to Amended and Restated Credit Agreement under seal as of the date first above written.

                                      TLC MULTIMEDIA INC.
                                      LEARNING COMPANY PROPERTIES INC.
                                      TEC DIRECT, INC.
                                      LEARNING SERVICES, INC.
                                      SKILLS BANK CORPORATION
                                      MICROSYSTEMS SOFTWARE, INC.
                                      MINDSCAPE, INC.
                                      BRODERBUND SOFTWARE, INC.
                                      PARSONS TECHNOLOGY, INC.



                                      By: /s/ R. Scott Murray
                                         ----------------------------------
                                         Name:  R. Scott Murray
                                         Title: Vice President


                                      FLEET NATIONAL BANK, individually and as Agent


                                      By: /s/ Daniel G. Head, Jr.
                                         ----------------------------------
                                         Name:  Daniel G. Head, Jr.
                                         Title: Senior Vice President


                                      GOLDMAN SACHS CREDIT PARTNERS L.P.


                                      By: /s/ Stephen B. King
                                         ----------------------------------
                                         Name:  Stephen B. King
                                         Title: Authorized Signatory


                                      STATE STREET BANK AND TRUST
                                      COMPANY


                                      By: /s/ William S. Rowe
                                         ----------------------------------
                                         Name:  William S. Rowe
                                         Title: Loan Officer


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                                      KEY CORPORATE CAPITAL INC.


                                      By: /s/ Janet A. Parker
                                         ----------------------------------
                                         Name:  Janet A. Parker
                                         Title: Vice President


                                      BANK OF AMERICA NT & SA


                                      By: /s/ Sharon Ellis
                                         ----------------------------------
                                         Name:  Sharon Ellis
                                         Title: Vice President


                                      CITIZENS BANK OF MASSACHUSETTS


                                      By: /s/ R. E. James Hunter
                                         ----------------------------------
                                         Name:  R. E. James Hunter
                                         Title: Vice President


                                      FIRST UNION NATIONAL BANK


                                      By: /s/ Robert A. Brown
                                         ----------------------------------
                                         Name:  Robert A. Brown
                                         Title:


                                      THE BANK OF NOVA SCOTIA


                                      By: /s/ Tim Pitcher
                                         ----------------------------------
                                         Name:  Tim Pitcher
                                         Title: Authorized Signatory




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                                      THE CHASE MANHATTAN BANK


                                      By: /s/ Jeffrey Heuer
                                         ----------------------------------
                                         Name:  Jeffrey Heuer
                                         Title: Vice President


                                      PNC BANK, N.A.


                                      By: /s/ Katherine Kappler
                                         ----------------------------------
                                         Name:  Katherine Kappler
                                         Title: Vice President





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